UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Brian C. Janssen

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Inflation Linked Bonds Fund® Annual report for the year ended November 30, 2022

Invest with the
goal of preserving
purchasing power

American Funds Inflation Linked Bond Fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the total returns on a $1,000 investment with all distributions reinvested for the period ended December 31, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–11.59%	2.32%	1.44%
Class A shares Reflecting 2.50% maximum sales charge	–14.11	1.51	1.00

The total annual fund operating expense ratios are 0.40% for Class F-2 and 0.67% for Class A shares as of the prospectus dated February 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

Class F-2 shares were first offered for this fund on January 23, 2015. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The fund’s 30-day yields are as of November 30, 2022, reflecting the 2.50% maximum sales charge, and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.21% for Class F-2 and 3.85% for Class A.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates. Inflation-linked bonds may experience greater losses than other debt securities with similar durations. There can be no assurance that the value of inflation-linked securities will be directly correlated to changes in interest rates. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

14	Financial statements

42	Board of trustees and other officers

Fellow investors:

Investors are navigating one of the most challenging market environments of recent times. Beyond broad market weakness, investors’ wealth and purchasing power have been diminished by inflation that touched multidecade highs. In response, the U.S Federal Reserve raised interest rates to their highest levels in more than a decade. Meanwhile, the threat of recession looms on the horizon.

Against this backdrop, Class F-2 shares of American Funds Inflation Linked Bond Fund generated a return of –10.76% for the 12-month period ended November 30, 2022. The unmanaged Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index — a measure of the market in which the fund primarily invests — shed 10.66% in the same period. The values of TIPS (issued by the United States Treasury Department) are directly linked to the U.S. Consumer Price Index (CPI) for All Urban Consumers.

The portfolio’s positioning in regard to duration (sensitivity to the prevailing level of interest rates), exposure to currencies and security selection all detracted from results relative to the benchmark. These negatives were partly offset by the positive impact from the portfolio’s positioning in regard to the slope of the yield curve (the yield gap between bonds of shorter and longer maturities). Sector/industry exposures also helped relative results — especially out-of-benchmark investments in corporate bonds and interest rate swaps.

The Lipper Inflation Protected Bond Funds Average, a peer group measure, declined 8.69%. Fund investors who reinvested dividends of just over 38 cents a share, paid in December 2021, earned an income return of 3.40% — the same as those who took dividends in cash.

Market overview

Surging inflation — and ongoing concerns about how high the Fed will continue to hike rates to tame it — have pushed bond yields substantially higher. For example, the nominal five-year U.S. Treasury note’s yield was 3.78% as of November 30, 2022 — a remarkable three times the yield recorded at year-end 2021.

Despite tightening financial conditions as economic growth decelerates, inflation in the services sector has

Results at a glance

For periods ended November 30, 2022, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 12/14/12)

American Funds Inflation Linked Bond Fund (Class F-2 shares)	–5.41%	–10.76%	2.35%	2.64%	1.47%
American Funds Inflation Linked Bond Fund (Class A shares)	–5.54	–11.00	2.09	2.34	1.29
Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index*	–5.31	–10.66	1.68	2.50	1.17
Lipper Inflation Protected Bond Funds Average†	–4.82	–8.69	1.72	2.16	0.76

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
†	Source: Refinitiv. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To review the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.

American Funds Inflation Linked Bond Fund	1

proven persistent. Services-related employment growth and wage gains have remained strong, even as business sentiment has weakened.

Across sectors, the ratio of job openings to unemployed workers has been near historic highs and jobless claims have stayed low. In November 2022, the unemployment rate stood at 3.7%, one of the lowest monthly rates on record. Tight labor markets have, therefore, continued to exert upward pressure on wages.

That said, there were signs that overall U.S. inflation may be peaking in the final few months of the fund’s fiscal year. Amid higher mortgage rates, home sales have sharply declined. Rent increases appear to be leveling out and rental supply looks poised to pick up. Finally, consumer sentiment has remained low and manufacturing activity contracted for the first time in more than two years.

Having reached its highest level in four decades earlier in 2022, headline CPI stood at 7.1% in November 2022. This latest figure continued the downward trend in the year-on-year inflation rate witnessed since mid-2022.

On December 14, 2022 (shortly after the fund’s fiscal year-end), the Fed raised its Fed funds target rate range by 0.5% to 4.25–4.50%. This latest move came on the heels of four 0.75% hikes between June and November and increases of 0.25% and 0.5% in March and May, respectively.

Inside the portfolio

As of November 30, 2022, 91.52% of the fund’s net assets were invested in inflation linked government bonds, mostly U.S. TIPS. Holdings of government bonds from the Eurozone, Japan and Latin America were among the portfolio’s relatively small non-U.S. exposure.

Investments in corporate bonds accounted for 3.2% of the fund’s assets as of November 30, 2022. Consistent with the fund’s investment guidelines, we have made careful use of derivatives.

For example, when used in conjunction with bonds, interest rate swaps can help the fund to gain more precisely targeted exposures to interest rate and curve movements. A complete list of fund holdings can be found beginning on page 4.

Looking forward

The fund’s portfolio managers believe that headline and core inflation (a measure that strips out volatile food and energy prices) have likely peaked. Still, it may be too early to declare total victory on inflation. The monthly trend in core inflation has remained elevated, with many of its underlying components continuing to exceed the Fed’s 2% target for broad inflation.

We expect demand will continue to shift from goods to services this year; this should lay the groundwork for persistent core services inflation — assuming the U.S. economy doesn’t suffer a deep slowdown. Wage inflation will, in our view, act as a signal to the Fed that it should keep tightening policy to defeat inflation. Future policy rate moves will likely be smaller.

Given the potential for upside inflation risk, TIPS valuations look favorable. That said, we remain mindful that near-term TIPS market returns may be negatively impacted by industry-wide outflows from funds.

The recent market environment has also been characterized by a yield curve that is near historically flat levels (smaller yield gap between bonds of longer maturity and those with shorter maturities). With the economy clearly slowing and Fed tightening seemingly approaching its peak, the range of plausible outcomes for rates and the curve has narrowed.

Lower rates and a steeper yield curve are quite possible, in our view. With that in mind, one investment strategy choice we’re weighing is to emphasize certain maturities in the fund portfolio to potentially benefit from a steeper curve (wider yield gap between bonds of longer maturity and those with shorter maturities); we believe this positioning may offer a good balance of positive return potential and reasonably limited downside.

For fund investors, it’s important to underscore that even if inflation abates to more modest levels, that can still erode wealth over time. This fund is designed to act as a complement to other bond investments that may not hold up well in an inflationary environment.

We look forward to reporting to you again in six months.

Cordially,

Ritchie R. Tuazon
President

January 11, 2023

For current information about the fund, visit capitalgroup.com.

2	American Funds Inflation Linked Bond Fund

The value of a $10,000 investment

How a hypothetical $10,000 investment has grown (for the period December 14, 2012, to November 30, 2022, with all distributions reinvested.

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment1; thus, the net amount invested was $9,750.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or less and is eliminated for purchases of $500,000 or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[3]	Results of the Lipper Inflation Protected Bond Funds Average do not reflect any sales charges. Source: Refinitiv Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To review the number of funds included in the Lipper category for each fund’s lifetime, please refer to the Quarterly Statistical Update, available on our website.
[4]	For the period December 14, 2012, commencement of operations, through December 31, 2012.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended November 30, 2022)

	Cumulative total return	Average annual total return
	1 year	5 Years	Lifetime (since 12/14/12)

Class F-2 shares*	–10.76%	2.64%	1.47%
Class A shares†	–13.23	1.83	1.03

*	Assumes reinvestment of all distributions.
†	Assumes payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

American Funds Inflation Linked Bond Fund	3

Investment portfolio November 30, 2022

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury†	90.59%
AAA/Aaa	1.50
AA/Aa	1.35
A/A	2.35
BBB/Baa	2.59
Short-term securities & other assets less liabilities	1.62
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 98.38%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 90.59%
U.S. Treasury inflation-protected securities 90.53%
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2024[1]	USD	168,790	$165,690
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[1,2]		271,806	265,328
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[1]		390,493	379,475
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[1,2]		412,793	399,792
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[1]		297,914	287,902
U.S. Treasury Inflation-Protected Security 2.375% 1/15/2025[1]		36,922	37,278
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[1]		483,936	464,686
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[1,2]		402,656	389,571
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[1]		97,911	94,016
U.S. Treasury Inflation-Protected Security 0.625% 1/15/2026[1]		205,467	199,250
U.S. Treasury Inflation-Protected Security 2.00% 1/15/2026[1,2]		155,513	157,111
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026[1,2]		1,040,837	988,783
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2026[1]		236,487	225,323
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[1]		312,962	297,676
U.S. Treasury Inflation-Protected Security 0.375% 1/15/2027[1]		368,097	351,915
U.S. Treasury Inflation-Protected Security 2.375% 1/15/2027[1,2]		223,991	231,775
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[1]		618,232	583,864
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[1]		100,511	96,154
U.S. Treasury Inflation-Protected Security 1.625% 10/15/2027[1]		831,867	843,828
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[1]		276,012	263,714
U.S. Treasury Inflation-Protected Security 1.75% 1/15/2028[1]		86,417	87,818
U.S. Treasury Inflation-Protected Security 0.875% 1/15/2029[1]		80,396	77,823
U.S. Treasury Inflation-Protected Security 2.50% 1/15/2029[1]		2,765	2,933
U.S. Treasury Inflation-Protected Security 0.25% 7/15/2029[1,2]		255,489	237,681
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2030[1]		625,855	572,403
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2030[1,2]		780,189	712,587
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2031[1,2]		1,262,085	1,145,423
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[1]		221,466	200,372
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[1]		267,401	240,198
U.S. Treasury Inflation-Protected Security 0.625% 7/15/2032[1]		479,494	451,916
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2040[1]		61,791	67,231
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[1]		58,953	64,024

4	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[1]	USD	65,672	$56,607
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[1]		175,689	145,841
U.S. Treasury Inflation-Protected Security 1.375% 2/15/2044[1]		82,901	79,447
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2045[1]		141,158	118,410
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2046[1]		121,304	107,052
U.S. Treasury Inflation-Protected Security 0.875% 2/15/2047[1]		196,594	168,022
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2048[1]		313,520	274,465
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[1]		54,961	48,256
U.S. Treasury Inflation-Protected Security 0.25% 2/15/2050[1]		259,930	186,249
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[1,2]		454,845	313,830
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[1,2]		642,776	445,934
			12,527,653

U.S. Treasury 0.06%
U.S. Treasury 4.125% 10/31/2027		8,033	8,144
U.S. Treasury 2.00% 8/15/2051		1	—	[3]
			8,144

Total U.S. Treasury bonds & notes			12,535,797

Corporate bonds, notes & loans 3.21%
Energy 0.71%
Energy Transfer Partners, LP 6.00% 6/15/2048		9,257	8,528
Equinor ASA 3.625% 9/10/2028		13,165	12,589
MPLX, LP 4.00% 3/15/2028		2,430	2,276
MPLX, LP 4.70% 4/15/2048		10,000	8,097
ONEOK, Inc. 6.35% 1/15/2031		7,508	7,736
ONEOK, Inc. 7.15% 1/15/2051		2,782	2,885
Petróleos Mexicanos 7.47% 11/12/2026	MXN	30	1
Qatar Petroleum 2.25% 7/12/2031[4]	USD	17,300	14,447
Qatar Petroleum 3.125% 7/12/2041[4]		13,495	10,265
Qatar Petroleum 3.30% 7/12/2051[4]		12,200	8,906
Sabine Pass Liquefaction, LLC 4.50% 5/15/2030		8,109	7,670
TransCanada PipeLines, Ltd. 4.10% 4/15/2030		6,315	5,903
Williams Companies, Inc. 3.50% 11/15/2030		8,448	7,484
Williams Companies, Inc. 2.60% 3/15/2031		1,450	1,194
			97,981

Consumer discretionary 0.66%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		7,440	4,739
Amazon.com, Inc. 3.10% 5/12/2051		40,000	29,231
Boston University 4.061% 10/1/2048		2,075	1,727
Duke University 2.832% 10/1/2055		5,000	3,357
Home Depot, Inc. 2.95% 6/15/2029		8,408	7,682
Home Depot, Inc. 4.50% 12/6/2048		1,240	1,150
Massachusetts Institute of Technology 2.294% 7/1/2051		22,000	13,864
Stellantis Finance US, Inc. 1.711% 1/29/2027[4]		8,525	7,367
Stellantis Finance US, Inc. 2.691% 9/15/2031[4]		7,425	5,740
The Board of Trustees of The Leland Stanford Junior University 1.289% 6/1/2027		4,950	4,310
Yale University 1.482% 4/15/2030		15,000	12,153
			91,320

Health care 0.46%
Amgen, Inc. 3.00% 2/22/2029		450	407
Amgen, Inc. 4.05% 8/18/2029		12,050	11,496
Amgen, Inc. 4.20% 3/1/2033		13,350	12,632
Amgen, Inc. 4.875% 3/1/2053		10,600	9,694
Becton, Dickinson and Company 3.70% 6/6/2027		7,700	7,359
Sharp HealthCare 2.68% 8/1/2050		17,500	11,126
Summa Health 3.511% 11/15/2051		9,945	6,831
Trinity Health Corp. 2.632% 12/1/2040		5,000	3,526
			63,071

American Funds Inflation Linked Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.39%
Apple, Inc. 2.40% 8/20/2050	USD	30,000	$19,979
Broadcom, Inc. 3.187% 11/15/2036[4]		17,063	12,445
Global Payments, Inc. 2.90% 5/15/2030		6,972	5,752
PayPal Holdings, Inc. 1.65% 6/1/2025		11,647	10,841
PayPal Holdings, Inc. 3.25% 6/1/2050		6,210	4,396
			53,413

Utilities 0.32%
Consumers Energy Co. 4.05% 5/15/2048		8,570	7,208
Duke Energy Corp. 0.90% 9/15/2025		6,850	6,185
Entergy Corp. 2.80% 6/15/2030		4,425	3,742
Entergy Corp. 3.75% 6/15/2050		4,700	3,548
Exelon Corp. 4.05% 4/15/2030		700	661
Exelon Corp. 4.10% 3/15/2052[4]		1,300	1,064
Mississippi Power Co. 4.25% 3/15/2042		1,660	1,377
Public Service Electric and Gas Co. 2.05% 8/1/2050		5,365	3,045
Public Service Enterprise Group, Inc. 3.20% 8/1/2049		8,250	5,964
Tampa Electric Co. 4.45% 6/15/2049		8,070	6,882
Virginia Electric and Power Co. 2.875% 7/15/2029		2,800	2,492
Wisconsin Electric Power Co. 4.30% 10/15/2048		2,600	2,172
			44,340

Consumer staples 0.23%
Anheuser-Busch InBev NV 3.50% 6/1/2030		7,500	6,935
Anheuser-Busch InBev NV 4.60% 4/15/2048		8,519	7,753
Anheuser-Busch InBev NV 4.50% 6/1/2050		1,481	1,342
British American Tobacco PLC 5.65% 3/16/2052		11,876	9,954
Conagra Brands, Inc. 1.375% 11/1/2027		1,156	962
Conagra Brands, Inc. 4.85% 11/1/2028		5,499	5,377
			32,323

Financials 0.20%
American Express Co. 4.42% 8/3/2033 (USD-SOFR + 1.76% on 8/3/2032)[5]		10,449	9,917
Bank of America Corp. 5.015% 7/22/2033 (USD-SOFR + 2.16% on 7/22/2032)[5]		7,018	6,781
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[5]		14,149	11,045
			27,743

Communication services 0.14%
SBA Tower Trust 1.631% 11/15/2026[4]		22,469	19,128

Materials 0.06%
Air Products and Chemicals, Inc. 1.50% 10/15/2025		6,427	5,907
Air Products and Chemicals, Inc. 2.05% 5/15/2030		3,284	2,762
			8,669

Industrials 0.02%
United Technologies Corp. 4.125% 11/16/2028		3,265	3,167

Real estate 0.02%
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 5/13/2031[4]		4,080	3,120

Total corporate bonds, notes & loans			444,275

Bonds & notes of governments & government agencies outside the U.S. 1.97%
Colombia (Republic of) 5.00% 6/15/2045		600	398
Hungary (Republic of) 2.125% 9/22/2031[4]		13,860	10,422
Hungary (Republic of) 3.125% 9/21/2051[4]		17,300	10,460
Italy (Republic of) 0.10% 5/15/2023[1]	EUR	69,853	73,358
Japan, Series 18, 0.10% 3/10/2024[1]	JPY	2,317,700	17,279
Japan, Series 20, 0.10% 3/10/2025[1]		4,466,750	33,495
Japan, Series 24, 0.10% 3/10/2029[1]		108,839	832
Peru (Republic of) 2.392% 1/23/2026	USD	2,730	2,531
PETRONAS Capital, Ltd. 3.50% 4/21/2030[4]		5,490	5,057
PETRONAS Capital, Ltd. 4.55% 4/21/2050[4]		5,775	5,304

6	American Funds Inflation Linked Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 1.648% 6/10/2031	USD	18,830	$14,969
Philippines (Republic of) 2.65% 12/10/2045		18,235	12,509
Spain (Kingdom of) 1.25% 10/31/2030	EUR	20,861	19,458
United Kingdom 0.125% 8/10/2041[1]	GBP	9,987	12,288
United Mexican States, Series M20, 10.00% 12/5/2024	MXN	110,000	5,671
United Mexican States, Series M, 5.75% 3/5/2026		521,500	24,118
United Mexican States, Series M, 7.50% 6/3/2027		110,000	5,309
United Mexican States, Series M, 8.00% 11/7/2047		418,544	19,065
			272,523

Asset-backed obligations 1.63%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 5.029% 1/15/2030[4,6,7]	USD	2,929	2,894
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 5.029% 10/16/2030[4,6,7]		2,112	2,074
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 5.245% 1/22/2028[4,6,7]		3,298	3,259
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 5.675% 11/20/2030[4,6,7]		5,500	5,425
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 9/17/2031[4,6]		953	924
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 5.328% 7/27/2030[4,6,7]		6,678	6,568
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[4,6]		4,750	4,211
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[4,6]		765	637
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 5.059% 4/15/2028[4,6,7]		6,705	6,631
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[4,6]		6,532	5,764
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[4,6]		23,108	20,554
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 10/17/2040[4,6]		3,170	2,838
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[4,6]		19,097	16,933
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 6/30/2023[4,6,8]		17,780	17,058
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[4,6]		8,127	7,458
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[4,6]		5,490	5,003
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[4,6]		779	696
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[4,6]		8,811	7,548
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[4,6]		5,925	4,965
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[4,6]		826	673
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 5.079% 4/15/2029[4,6,7]		1,413	1,404
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 5.278% 7/21/2030[4,6,7]		7,112	6,990
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 5.229% 4/15/2029[4,6,7]		3,472	3,433
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[4,6]		6,663	5,760
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[4,6]		9,679	8,535
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 5.328% 7/25/2030[4,6,7]		2,279	2,250
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 5.757% 11/25/2028[4,6,7]		10,608	10,517
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 5.143% 4/20/2029[4,6,7]		4,368	4,318
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 5.019% 10/15/2030[4,6,7]		5,997	5,908
Research-Driven Pagaya Motor Asset Trust I, Series 2022-3, Class A, 5.38% 11/25/2030[4,6]		12,190	11,857
Santander Consumer Auto Receivables Trust, Series 2020-A, Class B, 2.26% 12/15/2025[4,6]		4,369	4,352
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 5.159% 4/15/2030[4,6,7]		4,485	4,426
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[4,6]		16,684	15,155
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[4,6]		8,046	7,016
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 9/20/2045[4,6]		5,876	5,105
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[4,6]		2,823	2,404
Triton Container Finance VIII, LLC, Series 2020-1, Class B, 3.74% 9/20/2045[4,6]		5,062	4,379
			225,922

American Funds Inflation Linked Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.72%
California 0.16%
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 5/15/2025	USD	7,500	$6,855
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 5/15/2027		9,200	7,998
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 5/15/2030		10,100	8,032
			22,885

Florida 0.22%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 7/1/2025		18,085	16,502
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		17,885	14,452
			30,954

Illinois 0.04%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 6/1/2023		338	338
Metropolitan Pier and Exposition Auth., McCormick Place Expansion Project Rev. Ref. Bonds, Series 2020-C, 3.955% 12/15/2026		5,000	4,683
			5,021

Michigan 0.05%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 10/15/2040		9,715	7,074

Ohio 0.15%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		24,345	20,709

Wisconsin 0.10%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		14,690	13,256

Total municipals			99,899

Mortgage-backed obligations 0.26%
Collateralized mortgage-backed obligations (privately originated) 0.23%
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[4,5,6]		3,266	2,967
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 4.894% 11/25/2055[4,6,7]		12,120	11,714
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[4,6,7]		846	831
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[4,6]		18,634	16,496
			32,008

Commercial mortgage-backed securities 0.03%
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 5/15/2046[6]		3,000	2,968

Total mortgage-backed obligations			34,976

Total bonds, notes & other debt instruments (cost: $14,993,152,000)			13,613,392

Short-term securities 1.44%		Shares
Money market investments 1.44%
Capital Group Central Cash Fund 3.94%[9,10]		1,994,515	199,432

Total short-term securities (cost: $199,413,000)			199,432
Total investment securities 99.82% (cost: $15,192,565,000)			13,812,824
Other assets less liabilities 0.18%			24,732

Net assets 100.00%			$13,837,556

8	American Funds Inflation Linked Bond Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)		Value and unrealized (depreciation) appreciation at 11/30/2022 (000)
30 Day Federal Funds Futures	Long	17,961	December 2022	USD	7,201,253	$(13,196)
30 Day Federal Funds Futures	Short	5,319	February 2023		(2,119,791)	34,229
90 Day Eurodollar Futures	Long	6,388	December 2022		1,518,787	(63,178)
3 Month SOFR Futures	Long	7	March 2023		1,670	(22)
90 Day Eurodollar Futures	Long	11,305	September 2023		2,684,937	(117,082)
90 Day Eurodollar Futures	Short	27,459	December 2023		(6,543,480)	253,409
90 Day Eurodollar Futures	Short	4,679	December 2024		(1,129,628)	21,046
2 Year U.S. Treasury Note Futures	Short	4,091	March 2023		(840,125)	(414)
5 Year U.S. Treasury Note Futures	Short	1,072	March 2023		(116,387)	(475)
10 Year Euro-Bund Futures	Long	307	December 2022		45,006	(1,323)
10 Year Italy Government Bond Futures	Short	330	December 2022		(40,967)	(867)
10 Year Japanese Government Bond Futures	Short	935	December 2022		(1,006,975)	(1,161)
10 Year U.S. Treasury Note Futures	Long	8,591	March 2023		975,078	5,102
10 Year Ultra U.S. Treasury Note Futures	Short	9,468	March 2023		(1,132,905)	(6,363)
10 Year UK Gilt Futures	Short	3,315	March 2023		(419,477)	4,815
20 Year U.S. Treasury Bond Futures	Long	3,399	March 2023		431,673	200
30 Year Euro-Buxl Futures	Long	62	December 2022		10,213	(93)
30 Year Ultra U.S. Treasury Bond Futures	Short	6,550	March 2023		(892,642)	(3,150)
						$111,477

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 11/30/2022 (000)
EUR	34,337	USD	33,985	Bank of New York Mellon	12/7/2022	$1,762
USD	14,898	GBP	13,172	Citibank	12/7/2022	(980)
USD	37,141	MXN	747,233	Goldman Sachs	12/7/2022	(1,540)
NOK	2,628,795	USD	261,986	Citibank	12/8/2022	5,022
USD	9,572	SEK	100,000	UBS AG	12/8/2022	46
USD	102,893	IDR	1,611,400,000	Citibank	12/8/2022	(194)
USD	150,222	AUD	223,900	Morgan Stanley	12/8/2022	(1,790)
JPY	60,338,513	USD	433,766	Morgan Stanley	12/9/2022	3,658
CLP	27,879,900	USD	30,647	BNP Paribas	12/9/2022	614
JPY	1,992,700	EUR	13,777	Bank of New York Mellon	12/9/2022	100
USD	22,178	EUR	21,331	Citibank	12/9/2022	(34)
EUR	22,807	MXN	460,000	Bank of America	12/9/2022	(54)
USD	19,962	GBP	16,829	HSBC Bank	12/9/2022	(325)
CAD	63,917	USD	48,085	Bank of America	12/9/2022	(565)
USD	23,771	KRW	32,489,550	HSBC Bank	12/9/2022	(1,130)
USD	92,113	NZD	151,300	Morgan Stanley	12/12/2022	(3,238)
COP	570,316,094	USD	113,120	Morgan Stanley	12/19/2022	4,628
						$5,980

American Funds Inflation Linked Bond Fund	9

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		11/30/2022 (000)	(received) (000)	at 11/30/2022 (000)
3.755%	At maturity	U.S. Urban CPI	At maturity	8/5/2023	USD	97,700	$310	$—	$310
1.5675%	Semi-annual	3-month USD-LIBOR	Quarterly	8/17/2023		270,000	(6,583)	—	(6,583)
1.2475%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023	NZD	34,659	(586)	—	(586)
1.234974%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/20/2023		295,353	(5,007)	—	(5,007)
1.2375%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/26/2023		108,854	(1,929)	—	(1,929)
1.264%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/27/2023		272,097	(4,784)	—	(4,784)
1.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/30/2023		44,882	(796)	—	(796)
1.28%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	8/31/2023		44,882	(795)	—	(795)
1.30%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	9/3/2023		49,273	(880)	—	(880)
2.26%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/2/2023		346,075	(5,645)	—	(5,645)
2.215%	Semi-annual	3-month NZD-BBR-FRA	Quarterly	11/3/2023		691,568	(11,495)	—	(11,495)
0.207%	Annual	U.S. EFFR	Annual	2/26/2024	USD	2,517,000	(137,708)	—	(137,708)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024		978,900	42,887	—	42,887
U.S. Urban CPI	At maturity	3.3775%	At maturity	8/5/2024		97,700	(573)	—	(573)
U.S. Urban CPI	At maturity	3.04%	At maturity	9/6/2024		98,643	(876)	—	(876)
U.S. Urban CPI	At maturity	3.05%	At maturity	9/6/2024		293,000	(2,659)	—	(2,659)
U.S. Urban CPI	At maturity	3.02%	At maturity	9/7/2024		48,833	(413)	—	(413)
U.S. Urban CPI	At maturity	3.03%	At maturity	9/7/2024		488,333	(4,221)	—	(4,221)
U.S. Urban CPI	At maturity	2.9975%	At maturity	9/8/2024		244,167	(1,948)	—	(1,948)
U.S. Urban CPI	At maturity	2.91%	At maturity	9/9/2024		244,167	(1,529)	—	(1,529)
U.S. Urban CPI	At maturity	2.8471%	At maturity	9/12/2024		564,357	(2,777)	—	(2,777)
U.S. Urban CPI	At maturity	2.73%	At maturity	9/29/2024		564,721	(1,052)	—	(1,052)
4.345%	Annual	U.S. EFFR	Annual	9/29/2024		498,500	(1,466)	—	(1,466)
4.197%	Annual	U.S. EFFR	Annual	9/30/2024		498,500	(2,746)	—	(2,746)
4.1735%	Annual	U.S. EFFR	Annual	9/30/2024		510,300	(3,020)	—	(3,020)
U.S. Urban CPI	At maturity	3.127%	At maturity	10/1/2024		976,700	(9,080)	—	(9,080)
4.15%	Annual	U.S. EFFR	Annual	10/6/2024		508,500	(3,151)	—	(3,151)
4.5645%	Annual	U.S. EFFR	Annual	10/19/2024		308,100	463	—	463
4.533%	Annual	U.S. EFFR	Annual	10/20/2024		385,300	364	—	364
4.56%	Annual	U.S. EFFR	Annual	10/27/2024		385,800	635	—	635
4.5245%	Annual	U.S. EFFR	Annual	10/27/2024		462,900	464	—	464
6.23%	28-day	28-day MXN-TIIE	28-day	3/28/2025	MXN	1,280,750	(4,605)	—	(4,605)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD	148,300	14,360	—	14,360
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025		148,300	14,354	—	14,354
U.S. EFFR	Annual	0.106%	Annual	6/30/2025		165,539	16,164	—	16,164
3-month USD-LIBOR	Quarterly	1.867%	Semi-annual	7/11/2025		274,100	16,742	—	16,742
(0.445)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025	EUR	344,500	(32,895)	—	(32,895)
(0.452)%	Annual	6-month EURIBOR	Semi-annual	12/3/2025		344,500	(32,967)	—	(32,967)
5.39%	28-day	28-day MXN-TIIE	28-day	3/6/2026	MXN	300,000	(1,591)	—	(1,591)
5.395%	28-day	28-day MXN-TIIE	28-day	3/6/2026		1,000,000	(5,295)	—	(5,295)
5.43%	28-day	28-day MXN-TIIE	28-day	3/10/2026		540,000	(2,837)	—	(2,837)
5.455%	28-day	28-day MXN-TIIE	28-day	3/11/2026		202,000	(1,054)	—	(1,054)
5.4167%	28-day	28-day MXN-TIIE	28-day	3/11/2026		620,000	(3,270)	—	(3,270)
5.55%	28-day	28-day MXN-TIIE	28-day	3/12/2026		200,000	(1,016)	—	(1,016)
5.50%	28-day	28-day MXN-TIIE	28-day	3/12/2026		260,000	(1,340)	—	(1,340)
5.6275%	28-day	28-day MXN-TIIE	28-day	3/12/2026		405,000	(2,012)	—	(2,012)
5.63%	28-day	28-day MXN-TIIE	28-day	3/13/2026		205,000	(1,018)	—	(1,018)
5.62%	28-day	28-day MXN-TIIE	28-day	3/13/2026		305,000	(1,520)	—	(1,520)
5.6412%	28-day	28-day MXN-TIIE	28-day	3/13/2026		463,000	(2,292)	—	(2,292)
6.105%	28-day	28-day MXN-TIIE	28-day	3/19/2026		176,000	(754)	—	(754)
6.20%	28-day	28-day MXN-TIIE	28-day	3/19/2026		182,000	(754)	—	(754)
6.17%	28-day	28-day MXN-TIIE	28-day	3/19/2026		184,000	(770)	—	(770)
6.05%	28-day	28-day MXN-TIIE	28-day	3/19/2026		184,000	(803)	—	(803)
6.08%	28-day	28-day MXN-TIIE	28-day	3/19/2026		188,000	(812)	—	(812)
6.03%	28-day	28-day MXN-TIIE	28-day	3/19/2026		840,000	(3,689)	—	(3,689)
6.08%	28-day	28-day MXN-TIIE	28-day	3/20/2026		182,300	(787)	—	(787)
5.815%	28-day	28-day MXN-TIIE	28-day	4/9/2026		455,000	(2,160)	—	(2,160)
5.82%	28-day	28-day MXN-TIIE	28-day	4/9/2026		1,355,000	(6,423)	—	(6,423)
5.73%	28-day	28-day MXN-TIIE	28-day	4/10/2026		666,700	(3,251)	—	(3,251)

10	American Funds Inflation Linked Bond Fund

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		11/30/2022 (000)	(received) (000)	at 11/30/2022 (000)
5.734%	28-day	28-day MXN-TIIE	28-day	4/10/2026	MXN	1,125,000	$(5,479)	$—	$(5,479)
6.35%	28-day	28-day MXN-TIIE	28-day	6/12/2026		269,000	(1,085)	—	(1,085)
6.3967%	28-day	28-day MXN-TIIE	28-day	6/15/2026		272,000	(1,078)	—	(1,078)
6.435%	28-day	28-day MXN-TIIE	28-day	6/15/2026		365,000	(1,425)	—	(1,425)
6.42%	28-day	28-day MXN-TIIE	28-day	6/15/2026		542,000	(2,128)	—	(2,128)
6.49%	28-day	28-day MXN-TIIE	28-day	6/16/2026		181,000	(691)	—	(691)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026		131,300	(499)	—	(499)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026		136,000	(509)	—	(509)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026		134,200	(517)	—	(517)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026		410,000	(1,527)	—	(1,527)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026		132,700	(494)	—	(494)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026		262,700	(999)	—	(999)
6.71%	28-day	28-day MXN-TIIE	28-day	6/19/2026		178,800	(621)	—	(621)
6.65%	28-day	28-day MXN-TIIE	28-day	6/19/2026		178,800	(638)	—	(638)
6.715%	28-day	28-day MXN-TIIE	28-day	6/19/2026		267,200	(927)	—	(927)
6.69%	28-day	28-day MXN-TIIE	28-day	6/19/2026		357,500	(1,254)	—	(1,254)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026		87,000	(320)	—	(320)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026		93,400	(345)	—	(345)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026		114,200	(421)	—	(421)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026		140,500	(506)	—	(506)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026		372,600	(1,354)	—	(1,354)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026		387,400	(1,398)	—	(1,398)
6.63%	28-day	28-day MXN-TIIE	28-day	6/26/2026		397,000	(1,435)	—	(1,435)
7.135%	28-day	28-day MXN-TIIE	28-day	9/25/2026		463,300	(1,331)	—	(1,331)
7.10%	28-day	28-day MXN-TIIE	28-day	9/25/2026		648,700	(1,901)	—	(1,901)
7.065%	28-day	28-day MXN-TIIE	28-day	9/28/2026		370,618	(1,108)	—	(1,108)
7.19%	28-day	28-day MXN-TIIE	28-day	9/29/2026		185,400	(516)	—	(516)
7.3023%	28-day	28-day MXN-TIIE	28-day	9/30/2026		241,300	(626)	—	(626)
7.28%	28-day	28-day MXN-TIIE	28-day	9/30/2026		370,600	(976)	—	(976)
TONAR	Annual	(0.01246731)%	Annual	10/1/2026	JPY	3,447,100	255	(8)	263
7.30%	28-day	28-day MXN-TIIE	28-day	10/1/2026	MXN	92,652	(241)	—	(241)
7.24%	28-day	28-day MXN-TIIE	28-day	10/2/2026		77,830	(210)	—	(210)
7.52%	28-day	28-day MXN-TIIE	28-day	10/19/2026		92,700	(207)	—	(207)
7.55%	28-day	28-day MXN-TIIE	28-day	10/23/2026		276,000	(603)	—	(603)
7.64%	28-day	28-day MXN-TIIE	28-day	10/28/2026		191,100	(389)	—	(389)
7.39%	28-day	28-day MXN-TIIE	28-day	10/30/2026		187,200	(460)	—	(460)
7.335%	28-day	28-day MXN-TIIE	28-day	11/6/2026		277,900	(709)	—	(709)
7.20%	28-day	28-day MXN-TIIE	28-day	11/6/2026		374,500	(1,041)	—	(1,041)
7.335%	28-day	28-day MXN-TIIE	28-day	11/26/2026		305,229	(783)	—	(783)
3-month USD-LIBOR	Quarterly	0.64%	Semi-annual	3/30/2027	USD	127,000	16,427	—	16,427
9.05%	28-day	28-day MXN-TIIE	28-day	7/7/2027	MXN	408,600	270	—	270
9.03%	28-day	28-day MXN-TIIE	28-day	7/7/2027		391,400	243	—	243
U.S. Urban CPI	At maturity	2.87%	At maturity	7/27/2027	USD	1,000	(1)	—	(1)
2.5895%	Annual	SOFR	Annual	7/27/2027		1,000	(44)	—	(44)
3.29%	Annual	SONIA	Annual	8/25/2027	GBP	179,800	(5,506)	—	(5,506)
3.2633%	Annual	SONIA	Annual	8/25/2027		173,508	(5,549)	—	(5,549)
3.265%	Annual	SONIA	Annual	8/25/2027		179,600	(5,728)	—	(5,728)
3.25%	Annual	SONIA	Annual	8/25/2027		179,600	(5,866)	—	(5,866)
3.23882%	Annual	SONIA	Annual	8/26/2027		365,300	(12,137)	—	(12,137)
U.S. EFFR	Annual	2.045%	Annual	11/2/2027	USD	33,700	2,332	—	2,332
2.925%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		56,200	(2,237)	—	(2,237)
2.91%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		70,300	(2,846)	—	(2,846)
2.908%	Semi-annual	3-month USD-LIBOR	Quarterly	2/1/2028		70,300	(2,852)	—	(2,852)
2.92%	Semi-annual	3-month USD-LIBOR	Quarterly	2/2/2028		53,200	(2,127)	—	(2,127)
3.16%	Annual	SOFR	Annual	6/20/2028		78,500	(781)	—	(781)
28-day MXN-TIIE	28-day	6.95%	28-day	3/22/2030	MXN	775,250	3,579	—	3,579
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD	118,200	22,358	—	22,358
3-month USD-LIBOR	Quarterly	1.83%	Semi-annual	8/17/2031		58,000	7,936	—	7,936
SOFR	Annual	3.10%	Annual	6/20/2033		42,300	637	—	637

American Funds Inflation Linked Bond Fund	11

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		11/30/2022 (000)	(received) (000)	at 11/30/2022 (000)
3-month USD-LIBOR	Quarterly	2.963%	Semi-annual	2/1/2038	USD	42,200	$1,746	$—	$1,746
3-month USD-LIBOR	Quarterly	2.9625%	Semi-annual	2/1/2038		42,100	1,743	—	1,743
3-month USD-LIBOR	Quarterly	2.986%	Semi-annual	2/1/2038		33,900	1,347	—	1,347
3-month USD-LIBOR	Quarterly	2.967%	Semi-annual	2/2/2038		32,800	1,348	—	1,348
U.S. EFFR	Annual	0.6193%	Annual	4/6/2050		30,300	13,766	—	13,766
U.S. EFFR	Annual	0.60602%	Annual	4/6/2050		13,870	6,335	—	6,335
U.S. EFFR	Annual	0.616917%	Annual	4/6/2050		12,500	5,684	—	5,684
6-month EURIBOR	Semi-annual	0.0897%	Annual	6/4/2050	EUR	22,000	9,607	—	9,607
1.1295%	Semi-annual	3-month USD-LIBOR	Quarterly	10/19/2050	USD	27,400	(11,349)	—	(11,349)
6-month EURIBOR	Semi-annual	0.0175%	Annual	12/3/2050	EUR	51,650	23,469	—	23,469
6-month EURIBOR	Semi-annual	0.071%	Annual	1/14/2051		51,920	22,908	—	22,908
6-month EURIBOR	Semi-annual	0.068%	Annual	1/15/2051		56,080	24,776	—	24,776
0.702%	Annual	6-month EURIBOR	Semi-annual	3/3/2052		27,500	(8,445)	—	(8,445)
0.672%	Annual	6-month EURIBOR	Semi-annual	3/3/2052		27,500	(8,627)	—	(8,627)
0.649%	Annual	6-month EURIBOR	Semi-annual	3/3/2052		32,325	(10,304)	—	(10,304)
							$(173,275)	$(8)	$(173,267)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 11/30/2022 (000)	Upfront premium received (000)	Unrealized depreciation at 11/30/2022 (000)
CDX.NA.IG.39	1.00%	Quarterly	12/20/2027	USD4,776,888	$(52,163)	$(11,704)	$(40,459)

Investments in affiliates10

	Value of affiliate at 12/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 11/30/2022 (000)	Dividend income (000)
Short-term securities 1.44%
Money market investments 1.44%
Capital Group Central Cash Fund 3.94%[9]	$23,263	$5,144,216	$4,968,091	$26	$18	$199,432	$2,585

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $387,337,000, which represented 2.80% of the net assets of the fund.
[3]	Amount less than one thousand.
[4]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $371,655,000, which represented 2.69% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Value determined using significant unobservable inputs.
[9]	Rate represents the seven-day yield at 11/30/2022.
[10]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

12	American Funds Inflation Linked Bond Fund

Key to abbreviations

AUD = Australian dollars

Auth. = Authority

BBR = Bank Base Rate

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CLP = Chilean pesos

COP = Colombian pesos

CPI = Consumer Price Index

EFFR = Effective Federal Funds Rate

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

Facs. = Facilities

Fin. = Finance

Fncg. = Financing

FRA = Forward Rate Agreement

G.O. = General Obligation

GBP = British pounds

IDR = Indonesian rupiah

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NOK = Norwegian kroner

NZD = New Zealand dollars

Ref. = Refunding

Rev. = Revenue

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TIIE = Equilibrium Interbank Interest Rate

TONAR = Tokyo Overnight Average Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	13

Financial statements

Statement of assets and liabilities
at November 30, 2022	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $14,993,152)	$13,613,392
Affiliated issuers (cost: $199,413)	199,432	$13,812,824
Cash		5,765
Cash collateral pledged for swap contracts		821
Cash denominated in currencies other than U.S. dollars (cost: $97)		97
Unrealized appreciation on open forward currency contracts		15,830
Receivables for:
Sales of fund’s shares	8,021
Dividends and interest	26,253
Variation margin on futures contracts	17,941
Variation margin on centrally cleared swap contracts	23,108
Other	63	75,386
		13,910,723
Liabilities:
Unrealized depreciation on open forward currency contracts		9,850
Payables for:
Purchases of investments	803
Repurchases of fund’s shares	16,208
Investment advisory services	2,824
Services provided by related parties	779
Trustees’ deferred compensation	70
Variation margin on futures contracts	17,332
Variation margin on centrally cleared swap contracts	25,271
Other	30	63,317
Net assets at November 30, 2022		$13,837,556

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,662,555
Total accumulated loss		(824,999)
Net assets at November 30, 2022		$13,837,556

Refer to the notes to financial statements.

14	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statement of assets and liabilities
at November 30, 2022 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,412,916 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,103,477	216,334	$9.72
Class C	83,137	8,688	9.57
Class T	10	1	9.76
Class F-1	120,163	12,357	9.72
Class F-2	1,252,150	127,849	9.79
Class F-3	868,008	88,743	9.78
Class 529-A	76,638	7,875	9.73
Class 529-C	3,101	321	9.66
Class 529-E	3,613	374	9.66
Class 529-T	11	1	9.76
Class 529-F-1	12	1	9.78
Class 529-F-2	10,916	1,120	9.75
Class 529-F-3	9	1	9.74
Class R-1	4,607	481	9.57
Class R-2	13,515	1,420	9.52
Class R-2E	2,728	282	9.68
Class R-3	27,918	2,901	9.62
Class R-4	55,810	5,741	9.72
Class R-5E	29,290	3,002	9.76
Class R-5	9,756	995	9.80
Class R-6	9,172,687	934,429	9.82

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	15

Financial statements (continued)

Statement of operations
for the year ended November 30, 2022	(dollars in thousands)

Investment income:
Income:
Interest from unaffiliated issuers	$954,354
Dividends from affiliated issuers	2,585	$956,939
Fees and expenses*:
Investment advisory services	35,281
Distribution services	9,249
Transfer agent services	4,026
Administrative services	4,169
529 plan services	56
Reports to shareholders	227
Registration statement and prospectus	1,054
Trustees’ compensation	24
Auditing and legal	68
Custodian	110
Other	34
Total fees and expenses before waiver	54,298
Less waiver of fees and expenses:
Investment advisory services waiver	139
Total fees and expenses after waiver		54,159
Net investment income		902,780

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments:
Unaffiliated issuers	(447,239)
Affiliated issuers	26
Futures contracts	338,787
Forward currency contracts	(69,293)
Swap contracts	85,531
Currency transactions	(126)	(92,314)
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(2,318,790)
Affiliated issuers	18
Futures contracts	160,749
Forward currency contracts	(11,072)
Swap contracts	(221,639)
Currency translations	109	(2,390,625)
Net realized loss and unrealized depreciation		(2,482,939)

Net decrease in net assets resulting from operations		$(1,580,159)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

16	American Funds Inflation Linked Bond Fund

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30,
	2022	2021
Operations:
Net investment income	$902,780	$427,947
Net realized loss	(92,314)	(111,862)
Net unrealized (depreciation) appreciation	(2,390,625)	241,544
Net (decrease) increase in net assets resulting from operations	(1,580,159)	557,629

Distributions paid to shareholders	(460,382)	(331,461)

Net capital share transactions	2,640,924	4,614,959

Total increase in net assets	600,383	4,841,127

Net assets:
Beginning of year	13,237,173	8,396,046
End of year	$13,837,556	$13,237,173

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	17

Notes to financial statements

1. Organization

American Funds Inflation Linked Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide inflation protection and income consistent with investment in inflation linked securities.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C*	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class C, T, 529-C and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	American Funds Inflation Linked Bond Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

American Funds Inflation Linked Bond Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2022 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$12,535,797	$—	$12,535,797
Corporate bonds, notes & loans	—	444,275	—	444,275
Bonds & notes of governments & government agencies outside the U.S.	—	272,523	—	272,523
Asset-backed obligations	—	208,864	17,058	225,922
Municipals	—	99,899	—	99,899
Mortgage-backed obligations	—	34,976	—	34,976
Short-term securities	199,432	—	—	199,432
Total	$199,432	$13,596,334	$17,058	$13,812,824

20	American Funds Inflation Linked Bond Fund

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$318,801	$—	$—	$318,801
Unrealized appreciation on open forward currency contracts	—	15,830	—	15,830
Unrealized appreciation on centrally cleared interest rate swaps	—	273,517	—	273,517
Liabilities:
Unrealized depreciation on futures contracts	(207,324)	—	—	(207,324)
Unrealized depreciation on open forward currency contracts	—	(9,850)	—	(9,850)
Unrealized depreciation on centrally cleared interest rate swaps	—	(446,784)	—	(446,784)
Unrealized depreciation on centrally cleared credit default swaps	—	(40,459)	—	(40,459)
Total	$111,477	$(207,746)	$—	$(96,269)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

American Funds Inflation Linked Bond Fund	21

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

22	American Funds Inflation Linked Bond Fund

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $30,580,745,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $1,824,233,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

American Funds Inflation Linked Bond Fund	23

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark, or on an inflation index such as the U.S. Consumer Price Index (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $30,377,221,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $4,510,427,000.

24	American Funds Inflation Linked Bond Fund

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, November 30, 2022 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$318,801	Unrealized depreciation*	$207,324
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	15,830	Unrealized depreciation on open forward currency contracts	9,850
Swap (centrally cleared)	Interest	Unrealized appreciation*	273,517	Unrealized depreciation*	446,784
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	40,459
			$608,148		$704,417

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$338,787	Net unrealized appreciation on futures contracts	$160,749
Forward currency	Currency	Net realized loss on forward currency contracts	(69,293)	Net unrealized depreciation on forward currency contracts	(11,072)
Swap	Interest	Net realized gain on swap contracts	5,286	Net unrealized depreciation on swap contracts	(162,095)
Swap	Credit	Net realized gain on swap contracts	80,245	Net unrealized depreciation on swap contracts	(59,544)
			$355,025		$(71,962)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

American Funds Inflation Linked Bond Fund	25

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2022, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$1,862	$—	$(1,862)	$—	$—
BNP Paribas	614	—	—	—	614
Citibank	5,022	(1,208)	—	(1,280)	2,534
Morgan Stanley	8,286	(5,028)	—	(3,258)	—
UBS AG	46	—	—	—	46
Total	$15,830	$(6,236)	$(1,862)	$(4,538)	$3,194
Liabilities:
Bank of America	$619	$—	$(619)	$—	$—
Citibank	1,208	(1,208)	—	—	—
Goldman Sachs	1,540	—	(1,459)	—	81
HSBC Bank	1,455	—	(879)	—	576
Morgan Stanley	5,028	(5,028)	—	—	—
Total	$9,850	$(6,236)	$(2,957)	$—	$657

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended November 30, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2022, the fund reclassified $3,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

26	American Funds Inflation Linked Bond Fund

As of November 30, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$829,123
Capital loss carryforward*	(73,924)
Gross unrealized appreciation on investments	547,365
Gross unrealized depreciation on investments	(2,127,497)
Net unrealized depreciation on investments	(1,580,132)
Cost of investments	15,308,399

*	Reflects the utilization of capital loss carryforward of $60,577,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended November 30, 2022					Year ended November 30, 2021
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$74,029		$—	$74,029		$35,039		$4,083		$39,122
Class C	3,054		—	3,054		544		75		619
Class T	—	†	—	—	†	—	†	—	†	—	†
Class F-1	8,436		—	8,436		4,888		547		5,435
Class F-2	58,663		—	58,663		28,356		3,082		31,438
Class F-3	36,467		—	36,467		13,147		1,405		14,552
Class 529-A	2,387		—	2,387		1,357		160		1,517
Class 529-C	79		—	79		31		6		37
Class 529-E	91		—	91		78		9		87
Class 529-T	—	†	—	—	†	—	†	—	†	—	†
Class 529-F-1	—	†	—	—	†	—	†	—	†	—	†
Class 529-F-2	322		—	322		226		25		251
Class 529-F-3	—	†	—	—	†	—	†	—	†	—	†
Class R-1	96		—	96		108		12		120
Class R-2	346		—	346		269		38		307
Class R-2E	70		—	70		41		6		47
Class R-3	859		—	859		599		73		672
Class R-4	2,229		—	2,229		511		59		570
Class R-5E	583		—	583		275		30		305
Class R-5	497		—	497		260		28		288
Class R-6	272,174		—	272,174		213,300		22,794		236,094
Total	$460,382		$—	$460,382		$299,029		$32,432		$331,461

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.240% on such assets in excess of $6.5 billion. On March 9, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, replacing the prior series of rates and breakpoints with a new series of decreasing annual rates beginning with 0.252% on the first $15 billion of daily net assets and decreasing to 0.230% on such assets in excess of $15 billion. CRMC waived investment advisory services fees of $139,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $35,281,000, which were equivalent to an annualized rate of 0.254% of average daily net assets, were reduced to $35,142,000, which were equivalent to an annualized rate of 0.253% of average daily net assets.

American Funds Inflation Linked Bond Fund	27

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.50	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of November 30, 2022, unreimbursed expenses subject to reimbursement totaled $2,059,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended November 30, 2022, the 529 plan services fees were $56,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

28	American Funds Inflation Linked Bond Fund

For the year ended November 30, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$7,096	$1,766		$710		Not applicable
Class C	999	75		30		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	446	245		54		Not applicable
Class F-2	Not applicable	1,635		471		Not applicable
Class F-3	Not applicable	4		305		Not applicable
Class 529-A	181	54		24		$46
Class 529-C	33	2		1		2
Class 529-E	18	1		1		2
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	4		3		6
Class 529-F-3	Not applicable	—		—	*	—	*
Class R-1	46	5		1		Not applicable
Class R-2	106	44		4		Not applicable
Class R-2E	18	6		1		Not applicable
Class R-3	150	44		9		Not applicable
Class R-4	156	63		19		Not applicable
Class R-5E	Not applicable	38		8		Not applicable
Class R-5	Not applicable	7		4		Not applicable
Class R-6	Not applicable	33		2,524		Not applicable
Total class-specific expenses	$9,249	$4,026		$4,169		$56

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $24,000 in the fund’s statement of operations reflects $39,000 in current fees (either paid in cash or deferred) and a net decrease of $15,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase investment securities from, or sell investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended November 30, 2022, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended November 30, 2022.

American Funds Inflation Linked Bond Fund	29

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended November 30, 2022

Class A	$995,574	93,872	$73,729		6,802		$(785,337)	(77,020)	$283,966		23,654
Class C	43,595	4,133	3,043		283		(46,523)	(4,592)	115		(176)
Class T	—	—	—		—		—	—	—		—
Class F-1	40,367	3,770	8,412		776		(162,120)	(15,415)	(113,341)		(10,869)
Class F-2	789,717	74,563	58,343		5,358		(1,017,275)	(98,793)	(169,215)		(18,872)
Class F-3	478,217	45,250	35,642		3,282		(492,434)	(48,015)	21,425		517
Class 529-A	38,301	3,651	2,387		220		(25,045)	(2,430)	15,643		1,441
Class 529-C	2,648	253	78		7		(1,938)	(189)	788		71
Class 529-E	2,204	209	91		8		(1,037)	(101)	1,258		116
Class 529-T	—	—	—	†	—	†	—	—	—	†	— †
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	— †
Class 529-F-2	6,223	596	322		30		(2,724)	(265)	3,821		361
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	— †
Class R-1	2,494	239	96		9		(1,122)	(112)	1,468		136
Class R-2	8,754	852	346		33		(6,006)	(599)	3,094		286
Class R-2E	2,478	236	70		6		(1,842)	(178)	706		64
Class R-3	15,466	1,507	855		80		(12,361)	(1,233)	3,960		354
Class R-4	31,084	2,986	2,229		206		(32,106)	(3,145)	1,207		47
Class R-5E	23,069	2,228	583		54		(8,101)	(794)	15,551		1,488
Class R-5	3,935	372	497		45		(6,736)	(651)	(2,304)		(234)
Class R-6	2,949,798	285,571	272,176		24,970		(649,192)	(62,133)	2,572,782		248,408
Total net increase (decrease)	$5,433,924	520,288	$458,899		42,169		$(3,251,899)	(315,665)	$2,640,924		246,792

Refer to the end of the table for footnotes.

30	American Funds Inflation Linked Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount		Shares

Year ended November 30, 2021

Class A	$1,315,653	119,115	$38,953		3,590		$(261,622)	(23,849)	$1,092,984		98,856
Class C	91,731	8,408	617		57		(13,380)	(1,230)	78,968		7,235
Class T	—	—	—		—		—	—	—		—
Class F-1	228,823	20,882	5,426		500		(110,218)	(10,099)	124,031		11,283
Class F-2	1,274,354	115,476	31,163		2,861		(457,717)	(41,630)	847,800		76,707
Class F-3	714,556	64,882	13,755		1,267		(105,896)	(9,638)	622,415		56,511
Class 529-A	39,044	3,538	1,517		140		(11,042)	(1,005)	29,519		2,673
Class 529-C	2,447	222	36		3		(1,205)	(109)	1,278		116
Class 529-E	1,103	101	87		8		(647)	(59)	543		50
Class 529-T	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-1	—	—	—	†	—	†	—	—	—	†	—	†
Class 529-F-2	4,171	379	251		23		(2,721)	(246)	1,701		156
Class 529-F-3	—	—	—	†	—	†	—	—	—	†	—	†
Class R-1	1,329	122	119		11		(900)	(82)	548		51
Class R-2	8,438	781	306		29		(5,823)	(542)	2,921		268
Class R-2E	1,890	174	46		4		(914)	(83)	1,022		95
Class R-3	17,243	1,587	669		62		(7,807)	(722)	10,105		927
Class R-4	58,797	5,403	570		53		(12,515)	(1,133)	46,852		4,323
Class R-5E	12,631	1,155	305		28		(4,241)	(387)	8,695		796
Class R-5	8,749	793	288		27		(3,438)	(311)	5,599		509
Class R-6	2,048,457	186,830	236,098		21,660		(544,577)	(48,802)	1,739,978		159,688
Total net increase (decrease)	$5,829,416	529,848	$330,206		30,323		$(1,544,663)	(139,927)	$4,614,959		420,244

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $124,559,000 and $565,026,000, respectively, during the year ended November 30, 2022.

11. Ownership concentration

At November 30, 2022, two shareholders held more than 10% of the fund’s outstanding shares. The two shareholders were American Funds 2025 Target Date Retirement Fund and American Funds 2030 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 15% and 15%, respectively. CRMC is the investment adviser to the two target date retirement funds.

American Funds Inflation Linked Bond Fund	31

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
11/30/2022	$11.29	$.65	$(1.85)	$(1.20)	$(.37)	$—	$(.37)	$9.72	(11.00)%	$2,103		.67%		.67%		6.33%
11/30/2021	11.19	.40	.11	.51	(.22)	(.19)	(.41)	11.29	4.68	2,175		.68		.68		3.60
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.22	1,050		.70		.70		1.23
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.43	656		.72		.72		1.61
11/30/2018	9.77	.22	(.31)	(.09)	(.11)	(.03)	(.14)	9.54	(.86)	635		.71		.71		2.25
Class C:
11/30/2022	11.15	.58	(1.83)	(1.25)	(.33)	—	(.33)	9.57	(11.56)	83		1.37		1.37		5.67
11/30/2021	11.08	.34	.08	.42	(.16)	(.19)	(.35)	11.15	3.92	99		1.37		1.37		3.09
11/30/2020	9.78	.05	1.26	1.31	(.01)	—	(.01)	11.08	13.44	18		1.40		1.40		.47
11/30/2019	9.42	.08	.45	.53	(.13)	(.04)	(.17)	9.78	5.67	11		1.44		1.44		.82
11/30/2018	9.64	.14	(.29)	(.15)	(.04)	(.03)	(.07)	9.42	(1.55)	14		1.45		1.45		1.49
Class T:
11/30/2022	11.32	.68	(1.86)	(1.18)	(.38)	—	(.38)	9.76	(10.74)[5]	—	[6]	.36	[5]	.36	[5]	6.53	[5]
11/30/2021	11.21	.41	.13	.54	(.24)	(.19)	(.43)	11.32	4.97 [5]	—	[6]	.40	[5]	.40	[5]	3.76	[5]
11/30/2020	9.90	.15	1.28	1.43	(.12)	—	(.12)	11.21	14.51 [5]	—	[6]	.41	[5]	.41	[5]	1.44	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.81 [5]	—	[6]	.44	[5]	.44	[5]	1.90	[5]
11/30/2018	9.78	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.55	(.63)[5]	—	[6]	.47	[5]	.47	[5]	2.46	[5]
Class F-1:
11/30/2022	11.28	.65	(1.85)	(1.20)	(.36)	—	(.36)	9.72	(10.96)	120		.68		.68		6.23
11/30/2021	11.21	.40	.09	.49	(.23)	(.19)	(.42)	11.28	4.54	262		.67		.67		3.67
11/30/2020	9.89	.18	1.23	1.41	(.09)	—	(.09)	11.21	14.26	134		.67		.67		1.67
11/30/2019	9.53	.16	.44	.60	(.20)	(.04)	(.24)	9.89	6.54	33		.72		.72		1.60
11/30/2018	9.76	.21	(.29)	(.08)	(.12)	(.03)	(.15)	9.53	(.85)	39		.73		.73		2.17
Class F-2:
11/30/2022	11.36	.69	(1.87)	(1.18)	(.39)	—	(.39)	9.79	(10.76)	1,252		.40		.40		6.61
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.90	1,666		.40		.40		3.96
11/30/2020	9.94	.17	1.27	1.44	(.12)	—	(.12)	11.26	14.54	788		.41		.41		1.55
11/30/2019	9.59	.17	.46	.63	(.24)	(.04)	(.28)	9.94	6.81	426		.44		.44		1.75
11/30/2018	9.81	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.59	(.54)	518		.46		.46		2.55
Class F-3:
11/30/2022	11.34	.70	(1.87)	(1.17)	(.39)	—	(.39)	9.78	(10.62)	868		.30		.29		6.72
11/30/2021	11.24	.46	.08	.54	(.25)	(.19)	(.44)	11.34	4.98	1,000		.31		.31		4.13
11/30/2020	9.93	.17	1.27	1.44	(.13)	—	(.13)	11.24	14.69	356		.33		.32		1.64
11/30/2019	9.57	.20	.44	.64	(.24)	(.04)	(.28)	9.93	6.89	204		.36		.34		2.08
11/30/2018	9.80	.25	(.31)	(.06)	(.14)	(.03)	(.17)	9.57	(.56)	133		.39		.39		2.57
Class 529-A:
11/30/2022	11.29	.65	(1.85)	(1.20)	(.36)	—	(.36)	9.73	(10.93)	77		.65		.65		6.31
11/30/2021	11.19	.40	.10	.50	(.21)	(.19)	(.40)	11.29	4.63	73		.67		.67		3.60
11/30/2020	9.89	.13	1.26	1.39	(.09)	—	(.09)	11.19	14.10	42		.73		.73		1.20
11/30/2019	9.54	.16	.44	.60	(.21)	(.04)	(.25)	9.89	6.57	26		.72		.72		1.65
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.84)	24		.71		.71		2.30

Refer to the end of the table for footnotes.

32	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
11/30/2022	$11.23	$.57	$(1.84)	$(1.27)	$(.30)	$—	$(.30)	$9.66	(11.68)%	$3		1.42%		1.42%		5.61%
11/30/2021	11.08	.32	.11	.43	(.09)	(.19)	(.28)	11.23	3.84	3		1.41		1.41		2.87
11/30/2020	9.79	.01	1.30	1.31	(.02)	—	(.02)	11.08	13.40	2		1.41		1.41		.14
11/30/2019	9.43	.09	.45	.54	(.14)	(.04)	(.18)	9.79	5.87	3		1.39		1.39		.93
11/30/2018	9.62	.14	(.30)	(.16)	—	(.03)	(.03)	9.43	(1.64)	3		1.51		1.51		1.43
Class 529-E:
11/30/2022	11.21	.62	(1.83)	(1.21)	(.34)	—	(.34)	9.66	(11.23)	4		.88		.88		6.02
11/30/2021	11.13	.36	.12	.48	(.21)	(.19)	(.40)	11.21	4.41	3		.89		.89		3.32
11/30/2020	9.84	.11	1.26	1.37	(.08)	—	(.08)	11.13	13.96	2		.91		.91		1.04
11/30/2019	9.49	.14	.43	.57	(.18)	(.04)	(.22)	9.84	6.29	1		.93		.93		1.44
11/30/2018	9.73	.19	(.30)	(.11)	(.10)	(.03)	(.13)	9.49	(1.08)	1		.96		.96		2.02
Class 529-T:
11/30/2022	11.31	.67	(1.84)	(1.17)	(.38)	—	(.38)	9.76	(10.79)[5]	—	[6]	.42	[5]	.42	[5]	6.48	[5]
11/30/2021	11.21	.41	.11	.52	(.23)	(.19)	(.42)	11.31	4.83 [5]	—	[6]	.45	[5]	.45	[5]	3.72	[5]
11/30/2020	9.90	.15	1.27	1.42	(.11)	—	(.11)	11.21	14.55 [5]	—	[6]	.48	[5]	.48	[5]	1.37	[5]
11/30/2019	9.55	.18	.44	.62	(.23)	(.04)	(.27)	9.90	6.64 [5]	—	[6]	.50	[5]	.50	[5]	1.84	[5]
11/30/2018	9.78	.23	(.30)	(.07)	(.13)	(.03)	(.16)	9.55	(.65)[5]	—	[6]	.52	[5]	.52	[5]	2.42	[5]
Class 529-F-1:
11/30/2022	11.34	.66	(1.84)	(1.18)	(.38)	—	(.38)	9.78	(10.78)[5]	—	[6]	.49	[5]	.49	[5]	6.41	[5]
11/30/2021	11.24	.41	.12	.53	(.24)	(.19)	(.43)	11.34	4.81 [5]	—	[6]	.47	[5]	.47	[5]	3.71	[5]
11/30/2020	9.92	.15	1.28	1.43	(.11)	—	(.11)	11.24	14.49 [5]	—	[6]	.46	[5]	.46	[5]	1.42	[5]
11/30/2019	9.57	.17	.45	.62	(.23)	(.04)	(.27)	9.92	6.81	5		.50		.50		1.78
11/30/2018	9.80	.24	(.31)	(.07)	(.13)	(.03)	(.16)	9.57	(.68)	5		.50		.50		2.50
Class 529-F-2:
11/30/2022	11.30	.67	(1.84)	(1.17)	(.38)	—	(.38)	9.75	(10.67)	11		.39		.39		6.52
11/30/2021	11.20	.42	.11	.53	(.24)	(.19)	(.43)	11.30	4.86	9		.42		.42		3.85
11/30/2020[7,8]	11.03	.01	.16	.17	—	—	—	11.20	1.54 [9]	7		.04	[9]	.04	[9]	.11	[9]
Class 529-F-3:
11/30/2022	11.29	.67	(1.83)	(1.16)	(.39)	—	(.39)	9.74	(10.66)	—	[6]	.36		.36		6.53
11/30/2021	11.20	.42	.11	.53	(.25)	(.19)	(.44)	11.29	4.91	—	[6]	.41		.37		3.80
11/30/2020[7,8]	11.03	.01	.16	.17	—	—	—	11.20	1.54 [9]	—	[6]	.05	[9]	.03	[9]	.12	[9]
Class R-1:
11/30/2022	11.10	.57	(1.82)	(1.25)	(.28)	—	(.28)	9.57	(11.66)	5		1.41		1.41		5.62
11/30/2021	11.11	.30	.11	.41	(.23)	(.19)	(.42)	11.10	3.81	4		1.46		1.46		2.76
11/30/2020	9.80	.05	1.27	1.32	(.01)	—	(.01)	11.11	13.44	3		1.40		1.40		.54
11/30/2019	9.46	.07	.46	.53	(.15)	(.04)	(.19)	9.80	5.73	—	[6]	1.46		1.46		.77
11/30/2018	9.70	.14	(.30)	(.16)	(.05)	(.03)	(.08)	9.46	(1.62)	—	[6]	1.47		1.47		1.49

Refer to the end of the table for footnotes.

American Funds Inflation Linked Bond Fund	33

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[4]	Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
11/30/2022	$11.06	$.57	$(1.82)	$(1.25)	$(.29)	$—	$(.29)	$9.52	(11.56)%	$13	1.36%	1.35%	5.64%
11/30/2021	10.99	.31	.11	.42	(.16)	(.19)	(.35)	11.06	3.89	13	1.36	1.36	2.83
11/30/2020	9.72	.06	1.24	1.30	(.03)	—	(.03)	10.99	13.46	10	1.40	1.40	.56
11/30/2019	9.39	.08	.45	.53	(.16)	(.04)	(.20)	9.72	5.73	5	1.44	1.44	.88
11/30/2018	9.62	.15	(.30)	(.15)	(.05)	(.03)	(.08)	9.39	(1.54)	4	1.41	1.41	1.57
Class R-2E:
11/30/2022	11.23	.61	(1.84)	(1.23)	(.32)	—	(.32)	9.68	(11.36)	3	1.11	1.11	5.96
11/30/2021	11.13	.37	.09	.46	(.17)	(.19)	(.36)	11.23	4.11	2	1.11	1.11	3.38
11/30/2020	9.85	.07	1.27	1.34	(.06)	—	(.06)	11.13	13.71	2	1.17	1.16	.70
11/30/2019	9.50	.15	.40	.55	(.16)	(.04)	(.20)	9.85	6.03	2	1.15	1.15	1.55
11/30/2018	9.73	.17	(.29)	(.12)	(.08)	(.03)	(.11)	9.50	(1.27)	1	1.18	1.18	1.74
Class R-3:
11/30/2022	11.17	.62	(1.84)	(1.22)	(.33)	—	(.33)	9.62	(11.20)	28	.94	.94	6.05
11/30/2021	11.10	.37	.09	.46	(.20)	(.19)	(.39)	11.17	4.27	28	.95	.95	3.35
11/30/2020	9.81	.10	1.27	1.37	(.08)	—	(.08)	11.10	13.90	18	.97	.97	.97
11/30/2019	9.47	.14	.43	.57	(.19)	(.04)	(.23)	9.81	6.22	10	.99	.99	1.50
11/30/2018	9.70	.19	(.30)	(.11)	(.09)	(.03)	(.12)	9.47	(1.12)	6	1.01	1.01	2.03
Class R-4:
11/30/2022	11.28	.65	(1.84)	(1.19)	(.37)	—	(.37)	9.72	(10.92)	56	.65	.65	6.28
11/30/2021	11.19	.44	.06	.50	(.22)	(.19)	(.41)	11.28	4.63	64	.65	.64	4.03
11/30/2020	9.89	.13	1.27	1.40	(.10)	—	(.10)	11.19	14.33	15	.66	.66	1.26
11/30/2019	9.54	.17	.43	.60	(.21)	(.04)	(.25)	9.89	6.49	8	.69	.69	1.79
11/30/2018	9.77	.22	(.30)	(.08)	(.12)	(.03)	(.15)	9.54	(.85)	5	.71	.71	2.34
Class R-5E:
11/30/2022	11.31	.68	(1.85)	(1.17)	(.38)	—	(.38)	9.76	(10.76)	29	.44	.44	6.63
11/30/2021	11.22	.45	.07	.52	(.24)	(.19)	(.43)	11.31	4.77	17	.45	.45	4.07
11/30/2020	9.91	.15	1.28	1.43	(.12)	—	(.12)	11.22	14.51	8	.45	.45	1.38
11/30/2019	9.57	.19	.43	.62	(.24)	(.04)	(.28)	9.91	6.72	4	.47	.47	1.91
11/30/2018	9.79	.22	(.28)	(.06)	(.13)	(.03)	(.16)	9.57	(.56)	2	.51	.51	2.26
Class R-5:
11/30/2022	11.36	.69	(1.86)	(1.17)	(.39)	—	(.39)	9.80	(10.65)	10	.35	.35	6.58
11/30/2021	11.26	.44	.10	.54	(.25)	(.19)	(.44)	11.36	4.93	14	.36	.36	3.96
11/30/2020	9.95	.18	1.26	1.44	(.13)	—	(.13)	11.26	14.62	8	.36	.36	1.68
11/30/2019	9.59	.18	.46	.64	(.24)	(.04)	(.28)	9.95	6.86	3	.39	.39	1.88
11/30/2018	9.82	.24	(.30)	(.06)	(.14)	(.03)	(.17)	9.59	(.59)	3	.41	.41	2.50
Class R-6:
11/30/2022	11.38	.67	(1.84)	(1.17)	(.39)	—	(.39)	9.82	(10.68)	9,173	.30	.29	6.52
11/30/2021	11.27	.44	.11	.55	(.25)	(.19)	(.44)	11.38	5.05	7,805	.31	.31	3.99
11/30/2020	9.96	.17	1.27	1.44	(.13)	—	(.13)	11.27	14.66	5,933	.32	.32	1.57
11/30/2019	9.60	.20	.45	.65	(.25)	(.04)	(.29)	9.96	6.90	4,680	.33	.33	2.05
11/30/2018	9.82	.25	(.30)	(.05)	(.14)	(.03)	(.17)	9.60	(.46)	3,405	.36	.36	2.60

Refer to the end of the table for footnotes.

34	American Funds Inflation Linked Bond Fund

Financial highlights (continued)

	Year ended November 30,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[10]	42%	29%	114%	78%	57%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from CRMC and/or AFS. During some of the years shown, CRMC waived a portion of investment advisory services fees. In addition, during some of the years shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

American Funds Inflation Linked Bond Fund	35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Inflation Linked Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of American Funds Inflation Linked Bond Fund (the “Fund”) as of November 30, 2022, the related statement of operations for the year ended November 30, 2022, the statements of changes in net assets for each of the two years in the period ended November 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
January 11, 2023

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

36	American Funds Inflation Linked Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2022, through November 30, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Inflation Linked Bond Fund	37

Expense example (continued)

	Beginning account value 6/1/2022	Ending account value 11/30/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$944.61	$3.27	.67%
Class A – assumed 5% return	1,000.00	1,021.71	3.40	.67
Class C – actual return	1,000.00	941.93	6.67	1.37
Class C – assumed 5% return	1,000.00	1,018.20	6.93	1.37
Class T – actual return	1,000.00	946.65	1.71	.35
Class T – assumed 5% return	1,000.00	1,023.31	1.78	.35
Class F-1 – actual return	1,000.00	944.61	3.31	.68
Class F-1 – assumed 5% return	1,000.00	1,021.66	3.45	.68
Class F-2 – actual return	1,000.00	945.89	1.95	.40
Class F-2 – assumed 5% return	1,000.00	1,023.06	2.03	.40
Class F-3 – actual return	1,000.00	946.75	1.42	.29
Class F-3 – assumed 5% return	1,000.00	1,023.61	1.47	.29
Class 529-A – actual return	1,000.00	945.58	3.12	.64
Class 529-A – assumed 5% return	1,000.00	1,021.86	3.24	.64
Class 529-C – actual return	1,000.00	941.46	6.91	1.42
Class 529-C – assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class 529-E – actual return	1,000.00	943.31	4.24	.87
Class 529-E – assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-T – actual return	1,000.00	945.68	2.00	.41
Class 529-T – assumed 5% return	1,000.00	1,023.01	2.08	.41
Class 529-F-1 – actual return	1,000.00	945.84	2.39	.49
Class 529-F-1 – assumed 5% return	1,000.00	1,022.61	2.48	.49
Class 529-F-2 – actual return	1,000.00	946.60	1.85	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.16	1.93	.38
Class 529-F-3 – actual return	1,000.00	946.55	1.76	.36
Class 529-F-3 – assumed 5% return	1,000.00	1,023.26	1.83	.36
Class R-1 – actual return	1,000.00	940.94	6.81	1.40
Class R-1 – assumed 5% return	1,000.00	1,018.05	7.08	1.40
Class R-2 – actual return	1,000.00	941.64	6.57	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.30	6.83	1.35
Class R-2E – actual return	1,000.00	942.50	5.36	1.10
Class R-2E – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-3 – actual return	1,000.00	943.14	4.53	.93
Class R-3 – assumed 5% return	1,000.00	1,020.41	4.71	.93
Class R-4 – actual return	1,000.00	945.52	3.12	.64
Class R-4 – assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-5E – actual return	1,000.00	945.68	2.15	.44
Class R-5E – assumed 5% return	1,000.00	1,022.86	2.23	.44
Class R-5 – actual return	1,000.00	946.86	1.66	.34
Class R-5 – assumed 5% return	1,000.00	1,023.36	1.72	.34
Class R-6 – actual return	1,000.00	946.00	1.41	.29
Class R-6 – assumed 5% return	1,000.00	1,023.61	1.47	.29

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

38	American Funds Inflation Linked Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2022:

Section 163(j) interest dividends	100%
U.S. government income that may be exempt from state taxation	$845,825,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

American Funds Inflation Linked Bond Fund	39

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40	American Funds Inflation Linked Bond Fund

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American Funds Inflation Linked Bond Fund	41

Board of trustees and other officers

Independent trustees1

Name, date of birth and position with fund	Year first elected as a director/ trustee[2]	Principal occupation(s) during the past five years	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2012	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	91	None
Mary Davis Holt, 1950	2015-2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993 – 2003)	87	None
Merit E. Janow, 1958	2012	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non- Executive)	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees[4,5]

Name, date of birth and position with fund	Year first elected as a director/ trustee/ officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee	Other directorships[3] held by trustee during the past five years
Michael C. Gitlin, 1970	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]	86	None
Karl J. Zeile, 1966	2019	Partner – Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	American Funds Inflation Linked Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected as an officer[2]	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Ritchie Tuazon, 1978 President	2015	Partner – Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Principal Executive Officer	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President – Fund Business Management Group, Capital Research and Management Company
David A. Hoag, 1965 Senior Vice President	2012	Partner – Capital Fixed Income Investors, Capital Research and Management Company; Partner – Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Timothy Ng, 1982 Vice President	2021	Vice President – Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2012	Vice President – Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Senior Vice President – Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate – Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President – Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President – Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Timothy Ng, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Inflation Linked Bond Fund	43

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Inflation Linked Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Inflation Linked Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Inflation Linked Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ILBF

Registrant:

a) Audit Fees:
Audit	2021	76,000
	2022	46,000

b) Audit-Related Fees:
	2021	None
	2022	None

c) Tax Fees:
	2021	6,000
	2022	6,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	None
	2022	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2021	None
	2022	None

The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	None
	2022	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $6,000 for fiscal year 2021 and $6,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: January 31, 2023

By ___/s/ Brian C. Janssen________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: January 31, 2023